UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2011
Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
601 Carlson Parkway, Suite 330
Minnetonka, MN 55305
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (612) 238-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On May 25, 2011, Two Harbors Investment Corp., a Maryland corporation (the “Company”), and PRCM Advisers LLC entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC, Barclays Capital Inc., and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”) pursuant to which the Company agreed to issue and sell to the Underwriters 20,000,000 shares of its common stock and also agreed to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 3,000,000 additional shares of common stock (collectively, the “Securities”). The Securities were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-170251) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).
Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on 8-K (this “Report”), and the information in the Underwriting Agreement is incorporated into this Item 1.01 by this reference.
The material terms of the Securities are described in the Company’s prospectus supplement, as filed with the Commission on May 25, 2011 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Securities and supplements the Company’s prospectus contained in the Registration Statement, as filed with the Commission on November 29, 2010.

Item 8.01.	Other Events.
On May 31, 2011, the Company completed its public offering of 20,000,000 shares of common stock and issuance of an additional 3,000,000 shares of common stock pursuant to the Underwriters’ full exercise of their over-allotment option pursuant to the Underwriting Agreement filed as Exhibit 1.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.
The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.
(d) Exhibits.
Exhibit Number Description
1.1 Underwriting Agreement, dated as of May 25, 2011, by and among the Company, PRCM Advisors LLC and the Underwriters.
5.1 Legal Opinion of Venable LLP.
8.1 Tax Opinion of Venable LLP.
23.1 Consent of Venable LLP (included in Exhibit 5.1).
23.2 Consent of Venable LLP (included in Exhibit 8.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

By:	/s/ TIMOTHY W. O’BRIEN Timothy O’Brien
Secretary and General Counsel
Date: May 31, 2011